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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OF 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: DECEMBER 3, 1998

DATE OF EARLIEST EVENT REPORTED: NOVEMBER 23, 1998

                         KENILWORTH SYSTEMS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     NEW YORK                      0-08962                13-2610105
-------------------         ---------------------       ---------------
(STATE OR OTHER             (COMMISSION FILE NO.)        (IRS EMPLOYER
 JURISDICTION                                           IDENTIFICATION
 OF INCORPORATION)                                          NUMBER)

54 KENILWORTH ROAD
MINEOLA, NY                                                  11501
-------------------------------------                     ----------
ADDRESS OF PRINCIPAL EXECUTIVE OFFICE                     (ZIP CODE)

(REGISTRANT'S TELEPHONE NUMBER,
 INCLUDING AREA CODE)                                   (516) 741-1352

                       80 RULAND ROAD, MELVILLE, NY 11747
                       ----------------------------------
                 (FORMER ADDRESS CHANGED FROM LAST REPORT)
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ITEM 1.     KENILWORTH SYSTEMS CORPORATION EMERGES FROM CHAPTER 7

                  On September 23, 1998 the Registrant, Kenilworth Systems
            Corporation ("Kenilworth" or the "Company") emerged from Chapter 7 bankruptcy proceedings, when the Trustee for the Kenilworth Estate paid, in cash, one hundred percent (100%) of all approved creditor claims, administration fees and expenses out of the $4,424,056 proceeds from the sale of substantially all of the assets of the Kenilworth Estate, recoveries of receivables and interest income.

ITEM 6.     OTHER EVENTS

                  Kenilworth resumed operations planning to develop "Roulabette"
            a wagering system for casino table games that heretofore has not been available.

                  The Company has set January 20, 1999 as the first Meeting of
            Shareholders at the Holiday Inn - Westbury since 1988.

ITEM 7.     KENILWORTH SYSTEMS CORPORATION FILES 10-K

                  On December 3, 1998 Kenilworth filed with the SEC the first
            Report on Form 10-K since having been converted to a Chapter 7 Bankruptcy Liquidation on February 5, 1991.

                                   SIGNATURES

            Pursuant to the requirements o the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         KENILWORTH SYSTEMS CORPORATION
                                         ------------------------------
                                                   Registrant



                                                 Herbert Lindo
                                         ------------------------------
                                            Herbert Lindo, President



                             Dated: December 2, 1998